Exhibit 10.2.3

Certain portions of this document have been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K and, where applicable, have been marked with “[***]” to indicate where omissions have been made. A copy of any omitted portion will be furnished supplementally to the Securities and Exchange Commission upon request; provided, however, that the registrant may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any document so furnished.

THIRD AMENDMENT TO THE

FUND ADMINISTRATION SERVICING AGREEMENT

THIS THIRD AMENDMENT TO THE FUND ADMINISTRATION SERVICING AGREEMENT (this “Amendment”) is made and entered into as of March 6, 2024 (the “Effective Date”), by and among MUZINICH BDC, INC., a Delaware corporation (the “BDC”), MUZINICH BDC HOLDINGS, LLC a Delaware limited liability company (the “SPV”), (the BDC and SPV collectively, the “Fund”), and U.S. Bancorp Fund Services, LLC (d/b/a u.s. bank global fund services), a Wisconsin limited liability company (“Fund Services”).

WHEREAS, the BDC and Fund Services entered into a Fund Administration Servicing Agreement on August 8, 2019, as amended (the “Agreement”); and

WHEREAS, the BDC and Fund Services desire to add the SPV as party to this Agreement:

•	Muzinich BDC Holdings, LLC

WHEREAS, the Fund and Fund Services desire to amend the fees to the Agreement in order to take into account present circumstances.

WHEREAS, Section 7 of the Agreement allows for the amendment of the Agreement by a written agreement executed by both parties and authorized or approved by the Board of Directors.

NOW, THEREFORE, in consideration of the mutual promises and agreements herein contained, and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

As of the Effective Date, Exhibit A of the Agreement is hereby superseded and replaced in its entirety with Exhibit A attached hereto.

As of the Effective Date, Muzinich BDC Holdings, LLC shall be added to the Agreement and references to the “Fund” in the Agreement with respect to the services and duties of Fund Services shall also apply to the SPV, as applicable.

Except to the extent amended hereby, the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by a duly authorized officer on one or more counterparts as of the Effective Date.

U.S. Bancorp Fund Services, LLC

By:	/s/ Jason Hadler
Name:	Jason Hadler
Title:	Sr. Vice President

MUZINICH BDC, INC.

By:	/s/ Paul Fehre
Name:	Paul Fehre
Title:	CFO & Treasurer

MUZINICH BDC HOLDINGS, LLC

By:	Muzinich BDC, Inc., its sole member

By:	/s/ Paul Fehre
Name:	Paul Fehre
Title:	CFO & Treasurer

Exhibit A to the Fund Accounting Servicing Agreement

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